Contents of Significant Accounts - Cash and Cash Equivalents (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2024 TWD ($)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 TWD ($)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 TWD ($)	Dec. 31, 2021 TWD ($)
Cash And Cash Equivalents [Abstract]
Cash on hand and petty cash	$ 6,258		$ 6,200
Checking and savings accounts	25,388,395		50,322,942
Time deposits	73,507,742		80,276,114
Repurchase agreements collateralized by government bonds and corporate notes	6,097,831		1,948,359
Total	$ 105,000,226	$ 3,202,203	$ 132,553,615	$ 4,042,502	$ 173,818,777	$ 132,622,131